                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         BAY MEADOWS OPERATING COMPANY
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                         BAY MEADOWS OPERATING COMPANY
                           2600 SOUTH DELAWARE STREET
                                 P.O. BOX 5050
                          SAN MATEO, CALIFORNIA 94402

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, JUNE 1, 1995

                            ------------------------

To the Stockholders of Bay Meadows Operating Company:

     Notice is hereby given that the Annual Stockholders Meeting of Bay Meadows Operating Company will be held on Thursday, June 1, 1995, at 10:00 a.m. Pacific Daylight Time, at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California, for the following purposes:

        1. To elect seven directors, the names of whom are set forth in the accompanying proxy statement, to serve until the 1996 Annual Meeting, or until a successor has been elected and qualified.

        2. To ratify the Board of Directors' selection of Deloitte & Touche LLP as independent public accountants for the year 1995.

        3. To vote on a stockholder proposal to fix a mandatory retirement age of 72 for members of the Board of Directors.

        4. To transact such other business as may properly be brought before the meeting.

     Stockholders of record at the close of business on April 28, 1995, are the only stockholders entitled to notice of and to vote at the Annual Stockholders Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        EUGENE F. BARSOTTI, JR.
                                        Secretary
                                        Dated May 9, 1995

Proxies are being separately solicited by the Boards of Directors of Bay Meadows Operating Company and California Jockey Club. To ensure representation of your stock at the Annual Meetings of both companies, you must mark and return both the WHITE (Bay Meadows Operating Company) and the YELLOW (California Jockey
Club) proxy cards.

                                   IMPORTANT

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                         BAY MEADOWS OPERATING COMPANY
                           2600 SOUTH DELAWARE STREET
                                 P.O. BOX 5050
                          SAN MATEO, CALIFORNIA 94402

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

           SOLICITATION OF PROXY, CUMULATIVE VOTING AND REVOCABILITY

     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Stockholders Meeting (the "Annual Meeting") of Bay Meadows Operating Company (the "Company"), a Delaware corporation, to be held on Thursday, June 1, 1995, at 10:00 a.m. Pacific Daylight Time, at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California, and at any adjournment or postponements thereof. The stockholders of the Company will consider (i) the election of seven directors to serve until the 1996 Annual Meeting or until a successor has been elected and qualified, (ii) ratifying the selection of Deloitte & Touche LLP as independent public accountants for the year 1995, (iii) a stockholder proposal to fix a mandatory retirement age of 72 for members of the Board of Directors, and (iv) such other business as may properly be brought before the meeting.

     The solicitation of proxies in the enclosed WHITE proxy card is made on behalf of the Board of Directors of the Company.

     The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The solicitation of proxies will be made by use of the mails and may also be made by telephone, telegraph, or personally, by certain directors, officers and regular employees of the Company who will receive no extra compensation for such services. In addition, the Company has retained D.F. King & Co., a proxy distribution and solicitation firm, to assist in the distribution and solicitation of proxies for shares, for a fee of $2,500 plus reimbursement of reasonable out-of-pocket expenses. The proxy materials are being mailed to stockholders of record at the close of business on April 28, 1995.

     This Proxy Statement and the form of WHITE proxy card were first sent or given to stockholders on or about May 9, 1995.

     A stockholder signing and returning a proxy on the enclosed WHITE proxy card has the power to revoke it at any time before the shares represented thereby are voted by notifying the Secretary of the Company in writing, executing a subsequent later dated proxy or by attending and voting such shares at the Annual Meeting. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications.

     Holders of the Company's Common Stock ("BMOC Common Stock") are entitled to one vote for each share held. The Company's Certificate of Incorporation provides that a stockholder, or his proxy, may cumulate votes in the election of directors. That is, each stockholder is entitled to the number of votes that is equal to the number of shares owned by him multiplied by the number of directors to be elected (seven for the Annual Meeting), and he may cumulate such votes for a single candidate or distribute such votes among as many candidates as he deems appropriate. Certain affirmative steps must be taken by stockholders of the Company in order to be entitled to vote their shares cumulatively in the election of directors. At a stockholders' meeting at which directors are to be elected, such as the Annual Meeting, no stockholder shall be entitled to cumulate votes for any candidate or candidates unless the candidate's or candidates' names have been placed in nomination prior to the commencement of the voting and a stockholder who appears in person at the meeting has given notice thereat prior to the commencement of the voting of the stockholder's intention to cumulate votes. If any stockholder has given such notice at the Annual Meeting, then every stockholder entitled to vote may cumulate votes for candidates in nomination. The Board of Directors is soliciting, and the proxy holders will have, full discretion and authority to vote cumulatively, to allocate votes among any or all of the nominees of the Board of Directors and to vote for the election of less than all of the nominees of the Board of Directors (and in such order as they may determine) if candidates other than those named herein for directors are proposed at the Annual Meeting by others than the Board of Directors and the requirements for cumulative voting are satisfied. Such discretion and authority of the proxy holders may be withheld by checking the box marked "withhold authority." If this alternative is selected by a stockholder, none of the stockholder's shares will be voted (cumulatively or otherwise) for any of the nominees of the Board of Directors unless such stockholder appears and votes in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

     If voting on the election of directors at the Annual Meeting is not conducted by cumulative voting, each stockholder will be entitled to cast one vote per share for each of up to seven candidates. Whether or not there is cumulative voting on the election of directors, the seven candidates receiving the highest number of votes will be elected as directors. Accordingly, broker non-votes and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of the directors. Voting on all other matters to be submitted at the Annual Meeting is noncumulative and a majority of the shares present in person or represented by proxy at the Annual Meeting is required to approve such other matters. In determining whether the requisite majority has been received on any such matter, broker non-votes will not be counted, while abstentions will be counted and will therefore have the same effect as a vote against the matter.

             OUTSTANDING VOTING SECURITIES -- BENEFICIAL OWNERSHIP

     Only stockholders of record at the close of business on April 28, 1995 (the "Record Date") are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 5,753,257 shares of BMOC Common Stock.

     The outstanding shares of BMOC Common Stock are "paired" with the outstanding shares of the Common Stock $.01 par value per share ("CJC Common Stock"), of California Jockey Club ("CJC"), a Delaware corporation, so that they are transferable and tradable only in combination as units, each unit consisting of one share of BMOC Common Stock and one share of CJC Common Stock (a unit of "Paired Common Stock"). These restrictions on transfer are imposed by the Bylaws of the Company and CJC. The pairing is evidenced by "back-to-back" certificates and the certificates bear a legend referring to the restrictions on transfer imposed by the Bylaws of the Company and CJC.

     The following table sets forth, as of March 15, 1995, the number of shares of BMOC Common Stock owned (i) by each director and nominee for director, (ii) by the Named Executive Officers (identified below, see "Executive Compensation" section), (iii) by all directors and executive officers of the Company as a group, and (iv) by all those known by the Company to be beneficial owners as a group of more than five percent (5%) of the BMOC Common Stock, together with the percentage of stock so owned.

                                                 AMOUNT AND NATURE OF
          NAMES OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP(1)   PERCENTAGE OF TOTAL(12)
- - ----------------------------------------------  -----------------------   ------------------------
Eugene F. Barsotti, Jr........................           48,918(2)(3)                  *
Robert S. Gunderson...........................          101,462                      1.8
John C. Harris................................           64,945(4)                   1.1
Doris L. Johnson..............................           32,300(5)                     *
Lee R. Tucker.................................            7,300                        *
Anthony J. Zidich.............................            4,100                        *
F. Jack Liebau................................           60,100(6)(7)(8)             1.0
W. Brock Salmons..............................           15,000(9)                     *
"Gabelli Group"...............................          420,100(10)                  7.3
Directors and executive officers, as a
  group.......................................          334,125(11)                  5.8

- - ---------------
* Less than one percent (1%) of the outstanding BMOC Common Stock.

 (1) Unless otherwise indicated in the footnotes, and subject to community property laws where applicable, each named stockholder has sole voting and investment power with respect to the shares of BMOC Common Stock beneficially owned by such stockholder.

 (2) Includes 43,692 shares held in a revocable trust, 100 shares held in an Individual Retirement Account for the benefit of Mr. Barsotti's wife, and 176 shares held in an Individual Retirement Account for the benefit of Mr. Barsotti.

 (3) Includes 5,000 shares issuable upon exercise of outstanding stock options within 60 days of March 15, 1995.

 (4) Includes 9,000 shares held by Harris Farms, Inc., of which Mr. Harris is the sole stockholder.

 (5) Includes 31,390 shares held by Karlyle Leonard Johnson & Doris Lucille Johnson as Trustees of The Johnson Family Trust U/T/A dated October 4, 1988. Karlyle Leonard Johnson and Doris L. Johnson share joint voting and investment control over these shares and 511 shares held in an Individual Retirement Account for the benefit of Ms. Johnson.

 (6) Includes 5,100 shares held by a partnership in which Mr. Liebau is a partner. Does not include 20,000 shares held by Los Alisos Development Company, of which Mr. Liebau is President and a Director, and of which Mr. Liebau disclaims beneficial ownership.

 (7) Includes 50,000 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of March 15, 1995.

 (8) Does not include stock options to acquire an additional 30,000 shares which were granted to Mr. Liebau effective April 24, 1995.

 (9) Includes 15,000 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of March 15, 1995.

(10) A "Schedule 13D" (Amendment No. 2) filing dated July 28, 1994, was made by the "Gabelli Group". The Gabelli Group is comprised of Gabelli Funds, Inc., GAMCO Investors, Inc., Gabelli & Company, Inc., Gabelli International Limited II, Gabelli Performance Partnership, Gabelli International Limited, and Mario Gabelli. The Schedule 13D filing indicates that the aggregate number of shares owned by the group is 420,100 shares. The address of the Gabelli Group is One Corporate Center, Rye, N.Y. 10580-1435.

(11) Includes 70,000 shares issuable upon exercise of outstanding stock options that are exercisable within 60 days of March 15, 1994.

(12) Percentages shown indicate what the total percentage beneficial ownership of BMOC Common Stock would be for each named stockholder if such holder, but no other stockholder, whether or not named, exercised those of his stock options that were exercisable on March 15, 1995, or that will become exercisable 60 days thereafter.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Seven directors will be elected at the Annual Meeting to serve until the Annual Meeting in 1996. Each director elected will continue in office until a successor has been elected and qualified, subject to the outcome of the voting at the Annual Meeting on Proposal 3 set forth below. If prior to the Annual Meeting any nominee becomes unable to serve or declines to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying Proxy intend to vote for the balance of those named and, if they deem advisable, for a substitute nominee. The names of the nominees for directors of the Company are listed in the following table.

                                      DIRECTOR              PRINCIPAL OCCUPATION AND
             NAME               AGE    SINCE                  BUSINESS EXPERIENCE
- - ------------------------------  ---   --------   ----------------------------------------------
Eugene F. Barsotti, Jr........  57      1983     Elected Vice President-Racing of the Company
                                                 in 1995. Director of Racing of the Company
                                                 since September 1987. Secretary of the Company
                                                 since 1994. Assistant Racing Secretary of Bay
                                                 Meadows Racing Association and Pacific Racing
                                                 Association from 1975 until September 1987.
                                                 Director of the former California Jockey Club
                                                 from 1981 until its reorganization in 1983.

Robert S. Gunderson...........  76      1994     Chairman of the Board from October 1987 to May
                                                 1990. Chief Executive Officer and General
                                                 Manager of the Company from the reorganization
                                                 of the former California Jockey Club to March
                                                 1988.(1) Served the former California Jockey
                                                 Club in a number of capacities commencing in
                                                 1956 as a director, a Vice President and
                                                 General Manager (1969-1973), as President
                                                 (1973-1977) and as President, Chief Executive
                                                 Officer and General Manager from 1977 until
                                                 its reorganization in 1983.

John C. Harris................  51      1992     Chairman of the Board since October 1992.
                                                 Owner and Chief Executive Officer of Harris
                                                 Farms, Inc. (a diversified agricultural
                                                 production and marketing company).
                                                 Thoroughbred owner and breeder for over 25
                                                 years. Director and past President of
                                                 California Thoroughbred Breeders Association.
                                                 Member of the Jockey Club.

Doris L. Johnson..............  74      1990     Retired. Employed by the Company in various
                                                 positions from 1937 to 1986. Director of the
                                                 Winner's Foundation. Horse owner and breeder
                                                 since 1950.

F. Jack Liebau................  56      1994     President and Chief Executive Officer of the
                                                 Company since 1992. Officer and sole Director
                                                 of Los Alisos Development Company (a land
                                                 development company) since 1985. Director and
                                                 past President of California Breeders
                                                 Association. Member of the Jockey Club.

Lee R. Tucker.................  63      1990     President and Chairman of the Board of L.M.,
                                                 Inc. (food brokers and investments) since
                                                 1980.

Anthony J. Zidich.............  66      1991     Treasurer of the Company since January 1993.
                                                 City Treasurer, City of Daly City, since 1972.
                                                 Director of the Peninsula Quarter Horse Racing
                                                 Association since 1980. Director of the
                                                 Horseman's Quarter Horse Racing Association
                                                 since 1989.

- - ---------------
(1) See section below entitled "Certain Transactions."

     There is no family relationship among any of the Company's executive officers, directors or nominees for director.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FOREGOING NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

COMPENSATION OF DIRECTORS

     For 1994, members of the Board of Directors received an annual fee of $12,000 each. Eugene F. Barsotti, Jr. and F. Jack Liebau, as employees of the Company, received no such annual fee. The directors who are appointed to various committees serve in such capacities without compensation for their services. During 1994, each director was also provided a food and beverage allowance of $1,000 for use by the director and his or her guests in the Directors Room and Turf Club at Bay Meadows Racecourse.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board of Directors of the Company held a total of nine meetings during the year ended December 31, 1994. During 1994, none of the directors attended fewer than 77% of the combined total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which they served.

     The Board of Directors has appointed an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board of Directors has not appointed a Nominating Committee.

     The Audit Committee includes: Anthony J. Zidich (Chairman), Robert S. Gunderson, John C. Harris and Lee R. Tucker. The functions of the Audit Committee are to review the annual financial statements with the Company's independent public accountants, to review their work, approve any non-audit services performed by them, and to make annual recommendations to the Board of Directors for the appointment of independent public accountants for the ensuing year. The Audit Committee had one meeting in 1994.

     The Compensation Committee includes: Lee R. Tucker (Chairman), John C. Harris and Anthony J. Zidich. The functions of the Compensation Committee are to review the compensation paid to each of the officers of the Company and make recommendations to the Board of Directors. During 1994, the Compensation Committee held two meetings.

     The Stock Option Committee includes: Lee R. Tucker (Chairman), John C. Harris and Anthony J. Zidich. The functions of the Stock Option Committee are to administer and interpret the Bay Meadows Operating Company 1988 Stock Option Plan (the "Option Plan"), and to grant options under the Option Plan. During 1994, the Stock Option Committee held two meetings.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who own more than ten percent of a registered class of its equity securities, file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership, and reports of changes in ownership, of Common Stock and other equity securities of the Company. Officers, directors and "greater than ten percent" stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they have filed.

     To the Company's knowledge, based solely on the review of copies of such reports furnished to the Company during the fiscal year ended December 31, 1994, and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and "greater than ten percent" beneficial owners were complied with, except that (i) a Statement of Changes in Beneficial Ownership of Securities (Form 4) covering one transaction was filed late by Mr. Robert Gunderson, (ii) the six Form 4's filed by Mr. John Harris between August 31, 1994 and December 1, 1994 failed to take into account a purchase of 500 shares reported by Mr. Harris in a Form 4 filed in February 1994, and are being amended; (iii) two separate Form 4's filed by Ms. Doris Johnson incorrectly stated the total number of shares held by Ms. Johnson, and are being amended; and (iv) an amended Initial Statement of Beneficial Ownership of Securities (Form 3) was filed by Mr. Lee Tucker to correct an error in the stated amount of securities owned in his initial Form 3.

CERTAIN TRANSACTIONS

     In 1988 and 1990, the Company received reports of an independent investigation by special counsel for the Company of certain activities during the period Robert Gunderson was Chief Executive Officer and General Manager of the Company. Special counsel was assisted in the investigation by the Company's outside auditors. The reports concluded that Mr. Gunderson had used, but not fully paid the Company for, Company personnel and materials to remodel and maintain his home and rental property from time to time from 1983-1987 and had not paid the cost, for many years, of delivery to a ranch, where he had horses stabled, of free hay he received from a concessionaire who was operating rent-free on the Company's property. In addition, the reports concluded that Mr. Gunderson had withheld certain information from the Company's Board regarding the unfitness of a relative to continue serving as a manager and director of the Company. Mr. Gunderson did not agree with the reports but in order to resolve the reimbursement claims, in 1991 he made a payment to the Company of $26,563 in complete satisfaction thereof.

EXECUTIVE COMPENSATION

     The following table discloses compensation received for the three fiscal years ended December 31, 1994, by the Company's Chief Executive Officer and each executive officer of the Company at the end of 1994, whose aggregate cash compensation in 1994 exceeded $100,000 (all such executive officers, including the President and Chief Executive Officer, are herein collectively referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                    COMPENSATION
                                                      ANNUAL            AWARD
                                                   COMPENSATION    ---------------
                                                   ------------      SECURITIES        ALL OTHER
                NAME AND                              SALARY         UNDERLYING       COMPENSATION
           PRINCIPAL POSITION             YEAR         ($)         OPTIONS/SARS(#)        ($)
- - ----------------------------------------  ----     ------------    ---------------    ------------
F. Jack Liebau..........................  1994        206,250           20,000           15,750(b)
President                                 1993        150,000           30,000            9,000(b)
and CEO                                   1992         25,000(a)
W. Brock Salmons........................  1994        112,500(c)                          7,875(b)
Vice President--Finance                   1993        112,500                             6,750(b)
                                          1992        107,741           15,000(d)         6,000(b)

- - ---------------

(a) Mr. Liebau was elected President and CEO on November 5, 1992, at a compensation rate of $12,500 per month, which amounts to $150,000 per year.

(b) Contribution to pension plan.

(c) Mr. Salmons left the Company on January 16, 1995.

(d) Options to purchase 10,000 shares of Paired Common Stock only are exercisable through July 15, 1995.

OPTION/STOCK APPRECIATION RIGHTS ("SAR") GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning Options/SARs granted during 1994 to the Named Executive Officers:

                                                                                           POTENTIAL
                                                                                          REALIZABLE
                                INDIVIDUAL GRANTS                                      VALUE AT ASSUMED
- - ----------------------------------------------------------------------------------      ANNUAL RATES OF
                            SECURITIES    % OF TOTAL                                         STOCK
                            UNDERLYING   OPTIONS/SARS                                 PRICE APPRECIATION
                             OPTIONS/     GRANTED TO    EXERCISE OR                   FOR OPTION TERM(A)
                               SARS      EMPLOYEES IN    BASE PRICE    EXPIRATION     -------------------
            NAME            GRANTED(#)   FISCAL YEAR     ($/SHARE)        DATE         5%($)      10%($)
- - --------------------------------------   ------------   ------------  ------------    -------    --------
F. Jack Liebau..............   20,000       100.00%        $16.50      02/28/2004     207,535    525,935
W. Brock Salmons............        0         0.00%         N/A           N/A           N/A        N/A

- - ---------------

(a) These columns present hypothetical future values of the stock obtainable upon exercise of the options net of the exercise price, assuming that the market price of the Company's common stock appreciates at a five and ten percent compound annual rate over the ten-year term of the options. The five and ten percent rates of stock appreciation are presented as examples pursuant to the Securities and Exchange Commission's Proxy Rules and do not necessarily reflect management's assessment of the Company's future stock performance. The potential realizable values presented are not intended to indicate the value of the options.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTIONS/SAR VALUES

     The following table summarizes options and SARs exercised during 1994 and presents the value of unexercised options and SARs held by the Named Executive Officers at December 31, 1994:

                                                                    NUMBER OF        VALUE OF UNEXERCISED
                                                                   UNEXERCISED           IN-THE-MONEY
                                                                 OPTIONS/SARS AT       OPTIONS/SARS AT
                             SHARES ACQUIRED                    FISCAL YEAR-END(#)    FISCAL YEAR-END($)
                               ON EXERCISE     VALUE REALIZED    EXERCISABLE(E)/       EXERCISABLE(E)/
           NAME                    (#)               ($)         UNEXERCISABLE(U)      UNEXERCISABLE(U)
- - ---------------------------  ----------------  ---------------  ------------------   --------------------
F. Jack Liebau.............         0                N/A           50,000 E                112,500 E

W. Brock Salmons...........         0                N/A           15,000 E                 21,250 E
                                                                    5,000 U                 10,625 U

PENSION PLAN

     The table that follows shows the estimated annual benefits payable upon retirement to nonunion employees of the Company under the California Race Track Pension Plan. Participants are fully vested after five years of service.

             AVERAGE ANNUAL                                                                  40
                EARNINGS                  5 YEARS     10 YEARS    20 YEARS    30 YEARS      YEARS
         ----------------------           --------    --------    --------    ---------    -------
$ 50,000................................    $6,250    $ 12,500    $ 25,000    $  37,500    $50,000
 100,000................................    12,500      25,000      50,000       75,000    100,000
 150,000 and over.......................    18,750      37,000      75,000      112,500    118,800(1)

- - ---------------

(1) In accordance with Section 415 Limits--IRS Code.

     The compensation covered by the above plan are the annual earnings of an employee. The covered compensation is the same as the compensation reported in the Summary Compensation Table under the Salary column (up to a maximum of $150,000 per year). The pension table above sets forth estimated annual retirement benefits payable as a straight-life annuity, assuming retirement at age 65 and using the normal form of benefit under the above plan. The benefits listed are not subject to any deduction for social security or other offset amounts.

     The number of years of credited service at December 31, 1994, for the Named Executive Officers is as follows: F. Jack Liebau (two years), W. Brock Salmons (five years).

COMPENSATION COMMITTEE REPORT

     The Compensation Committee is composed of three outside directors and is responsible for annually reviewing the compensation paid to all of the officers of the Company. The Compensation Committee develops recommendations with respect to the Board of Directors for adoption and/or modification.

     The Compensation Committee seeks to provide the Company's executive officers with reasonable and sufficient compensation to attract and retain experienced individuals as executive officers. The Company's executive officers are primarily compensated through their salaries, although the Company has a stock option plan. The Company does not have any formal bonus plan or restricted stock plan.

     In exercising its judgment as to the appropriate compensation to be paid to each executive officer, the Compensation Committee reviews annually the experience and performance of each executive officer as well as the Company's overall performance. There is, however, no specific quantifiable relationship between the

Company's performance and the compensation levels for executive officers. The Compensation Committee also considers the compensation packages at other publicly-traded companies which run Thoroughbred horse racing meets. In comparing the Company's salaries to those paid by other companies, the Compensation Committee takes into account the small number of executive officers at the Company, the responsibilities resulting from the Company being publicly held and the limited forms of compensation it uses. The Compensation Committee also takes into account prior salary adjustments, as well as the relative salary levels of the Company's executive officers.

     Mr. Liebau was originally appointed as President and Chief Executive Officer of the Company on an interim basis in November 1992. The compensation level for Mr. Liebau set in late 1992 was not increased in 1993. However, because Mr. Liebau became a participant in the California Race Track Pension Plan in 1993, his total compensation increased slightly by the amount of the Company's contribution to the plan that is attributable to him. In light of the factors considered by the Compensation Committee which are discussed above, Mr. Liebau's compensation was increased $56,250 in 1994 over his 1993 compensation level. In setting Mr. Liebau's salary last year, the Committee took into account a number of factors including the Company's and Mr. Liebau's favorable performances, Mr. Liebau's prior experience as a lawyer and corporate executive, his knowledge of the Thoroughbred industry, the amount of time he was spending in fulfilling his duties as President and CEO, and the salary and benefits paid to the former President and CEO.

                                            Compensation Committee

                                            Lee R. Tucker, Chairman
                                            John C. Harris, Member
                                            Anthony J. Zidich, Member

STOCK OPTION COMMITTEE REPORT

     The Company has a stock option plan, and from time to time options have been awarded to executive officers and other employees. The stock option plan is a part of the compensation package for executive officers and stock options can augment an employee's salary.

     Effective February 28, 1994, Mr. Liebau was granted stock options to purchase up to 20,000 shares of Paired Common Stock at the February 28 market price of $16.50 per share. The level of the option grant was based on the judgment of the Board taking into account the Company's overall performance, Mr. Liebau's compensation level, the levels of prior option grants to the Company's other executive officer and key employees and the levels of prior option grants to the Company's former officers. During 1994, there were no option grants to any other executive officer or employee.

                                            Stock Option Committee

                                            Lee R. Tucker, Chairman
                                            John C. Harris, Member
                                            Anthony J. Zidich, Member

STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative returns during the five year period ended December 31, 1994, of the Paired Common Stock, Standard and Poor's 500 Composite Index ("S&P 500 Index") and the National Association of Real Estate Investment Trust's All REIT Index:


      Measurement Period                              S&P 500         All REIT
    (Fiscal Year Covered)          BMOC/CJC            Index            Index


1989                                 100.00          100.00          100.00
1990                                  72.33           96.83           82.85
1991                                  76.63          126.41          112.15
1992                                  72.22          136.10          125.80
1993                                  84.20          149.70          149.13
1994                                 100.77          151.66          150.33

     The stock performance graph assumes that the original investment in the Paired Common Stock and the amount invested in the two indexes was $100 on December 31, 1989, and that all dividends during the period were reinvested.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

     The firm of Deloitte & Touche LLP, which served the Company as independent public accountants for the 1994 fiscal year, has been selected by the Board of Directors of the Company as the Company's independent public accountants for the 1995 fiscal year. Deloitte & Touche LLP has no interest, financial or otherwise, in the Company. All proxies will be voted for ratification of the selection of Deloitte & Touche LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted.

     Representatives from Deloitte & Touche LLP will be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1995.

CHANGES IN INDEPENDENT AUDITORS

     Effective October 20, 1993, the Company's Board of Directors dismissed Ernst & Young LLP and engaged Deloitte & Touche LLP as independent accountants for 1993. During the two most recent fiscal years, prior to October 20, 1993, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events. The report of Ernst & Young LLP on the financial statements of the Company for fiscal years 1991 and 1992 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Company previously requested Ernst & Young LLP to furnish a letter addressed to the SEC stating whether Ernst & Young LLP agreed with the above statements. A copy of the Ernst & Young LLP letter to the SEC stating that Ernst & Young LLP agreed with the above statements, dated October 21, 1993, was filed as Exhibit I to the Form 8-K, dated October 29, 1993.

                 STOCKHOLDER PROPOSAL TO ESTABLISH A MANDATORY
                          RETIREMENT AGE FOR DIRECTORS
                                  (PROPOSAL 3)

     H. Eugene Lockhart, 507 Croton Avenue, Peekskill, New York, a stockholder of the Company, has submitted to the Company in accordance with the Company's Bylaws the following proposal to be voted upon at the Annual Meeting:

     "Resolved, that, effective with the election of Directors at the 1995 Annual Meeting, the mandatory retirement age for members of the Board of Directors be set at age 72, this to be accomplished by providing that a nominee must be of an age that would not place the nominee at or above the age of 72 prior to the end of his or her term."

     Mr. Lockhart has submitted the following statement in support of his proposal:

     "The above resolution is in the best interest of Bay Meadows Operating Company and its shareholders in that it provides a plan for orderly succession, that is carrying on a continuing search and evaluation for talented and qualified Directors. Mandatory retirement will assure that the make-up of the Board will, from time to time, change and that younger directors with fresh ideas will be included on the Board. Many publicly-owned companies have mandatory retirement policies applicable to membership on the Board."

THE BOARD MAKES NO RECOMMENDATION AS TO THE STOCKHOLDER VOTE ON THIS PROPOSAL.

                                 OTHER MATTERS

VOTING OF PROXIES

     If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted by the proxy holders as specified in the proxy. If no specification is made, it will be voted FOR the election of the Board of Directors' nominees, FOR ratification of Deloitte & Touche LLP as independent public accountants for the 1995 fiscal year, to ABSTAIN on the proposal to fix a mandatory retirement age of 72 for members of the Board of Directors, and will be voted on such other matters as may come before the meeting at the discretion of the proxy holders.

STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders' proposals intended to be presented at the 1996 Annual Meeting must be received by the Company no later than January 9, 1996, for inclusion in the Company's Proxy Statement and form of proxy for that meeting.

OTHER MATTERS

     The Company's Bylaws provide that stockholders intending to nominate candidates for election as directors or to bring business before a stockholders' meeting must give the prescribed notice and information to the Company at least 60 days prior to the meeting of stockholders. However, the Bylaws also provide that, where less than 70 days' notice or prior public disclosure of the date of a stockholders' meeting is given, advance notice of stockholder nominations for the election of directors or business to be brought before any stockholders' meeting must be delivered or mailed to and received at the principal executive offices of the Company not later than the close of business on the tenth day following the day on which the notice of the meeting of stockholders was mailed, or such public disclosure was made. Pursuant to and in accordance with the foregoing Bylaw provisions, as of the date of this Proxy Statement, the Company was notified of Proposal 3.

     As of the date of this Proxy Statement, the Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If any such stockholder proposal or other business should properly come before the Annual Meeting, the persons named in the enclosed form of proxy, or their substitutes, will vote the shares represented by the proxies with respect to any such matters in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        EUGENE F. BARSOTTI, JR.
                                        Secretary
                                        Dated May 9, 1995

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                                    PROXY
                                 BAY MEADOWS
                              OPERATING COMPANY
                         ---------------------------
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Eugene F. Barsotti, Jr., John C. Harris and
F. Jack Liebau or any of them, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of Bay Meadows Operating Company to be held at the Clubhouse of Bay Meadows Racecourse, 2600 South Delaware Street, San Mateo, California on Thursday, June 1, 1995, at
10:00 a.m. and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED "FOR" THE SEVEN NOMINEES FOR ELECTION AS DIRECTORS (PROPOSAL 1), "FOR" RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2), "ABSTAIN" ON THE SHAREHOLDER PROPOSAL TO FIX A MANDATORY RETIREMENT AGE FOR MEMBERS OF THE BOARD OF DIRECTORS (PROPOSAL 3). NOTWITHSTANDING THE FOREGOING, THE PROXIES NAMED ABOVE SHALL HAVE THE AUTHORITY, IN THEIR DISCRETION, TO VOTE CUMULATIVELY THE SHARES OF THE UNDERSIGNED, ALLOCATE VOTES AMONG ANY OR ALL OF SUCH NOMINEES, AND VOTE FOR THE ELECTION OF LESS THAN ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS (AND IN SUCH ORDER AS THEY MAY DETERMINE), IF CANDIDATES OTHER THAN THOSE NAMED HEREIN FOR DIRECTORS ARE PROPOSED AT THE ANNUAL MEETING BY OTHERS THAN THE BOARD OF DIRECTORS AND THE REQUIREMENTS FOR CUMULATIVE VOTING ARE SATISFIED.

                 (To be completed and signed on reverse side)

/X/  PLEASE MARK
     YOUR VOTES
     THIS WAY


- - ---------------
 COMMON SHARES


1. ELECTION OF DIRECTORS          FOR all nominees            WITHHOLD
                                 listed at the right          AUTHORITY
                                  (except as marked         to vote for all
                                   to the contrary)     nominees listed at right
                                        / /                       / /

Eugene F. Barsotti, Jr., Robert S. Gunderson, John C. Harris,
Doris L. Johnson, F. Jack Liebau, Lee R. Tucker and Anthony J. Zidich

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- - --------------------------------------------------------------

The Board of Directors recommends a vote FOR the foregoing nominees.


2. Ratify the appointment             FOR          AGAINST          ABSTAIN
   of Deloitte & Touche LLP           / /            / /              / /
   as independent auditors
   for the year ended
   December 31, 1995.

3. Proposal to fix a mandatory        FOR          AGAINST          ABSTAIN
   retirement age of 72 for           / /            / /              / /
   members of the Board of
   Directors.

4. In their discretion, upon
   any and all other matters as
   may properly come before the
   meeting or any adjournment or
   postponement thereof.


(Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Dated:                                                                  , 1995
       -----------------------------------------------------------------


- - ------------------------------------------------------------------------------
Signature


- - ------------------------------------------------------------------------------
Signature, if held jointly

STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.